EXHIBIT 10.3 REGISTRATION RIGHTS AGREEMENT This Registration Rights Agreement (the “Agreement”), dated as of August 2, 2023, is made by and among Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”), the Lenders (as defined under the Credit Agreement referenced below) or their designees as set forth on the signature pages hereto (collectively the “Lenders”), and Tupperware Brands Corporation, a Delaware corporation (the “Company”). WHEREAS, the Administrative Agent and the Lenders agreed to (i) waive the Specified Defaults (as defined in the Debt Restructuring Agreement referenced below) and (ii) restructure the obligations of the Company, the other Borrowers (as defined in the Credit Agreement referenced below) and the other Loan Parties (as defined in the Credit Agreement) under that certain Credit Agreement, dated as of November 23, 2021 (as amended by the First Amendment to Credit Agreement dated as of August 1, 2022, the Second Amendment to Credit Agreement dated as of December 21, 2022, the Third Amendment to Credit Agreement dated as of February 22, 2023, and the Fourth Amendment to Credit Agreement and Limited Waiver of Borrowing Conditions dated as of May 5, 2023, the “Credit Agreement”), among the Company, the other Borrowers, the Administrative Agent, and the Lenders by entering into the Debt Restructuring Agreement, dated as of August 2, 2023 (the “Debt Restructuring Agreement” and the Credit Agreement, as amended by the Debt Restructuring Agreement, the “Restructured Loan Agreement”), among the Company, the other Borrowers, the Subsidiary Guarantors, the Administrative Agent, and the Lenders; WHEREAS, as an inducement and partial consideration to the Administrative Agent and the Lenders to enter into the Restructured Loan Agreement, pursuant to the terms and conditions of a warrant purchase agreement dated on or about the date hereof (the “Purchase Agreement”) the Company has agreed to issue to the Lenders, on the date hereof, warrants to purchase an aggregate of 2,548,874 shares of the common stock, $0.01 par value per share (the “Common Stock”) of the Company, which underlying shares, as of December 31, 2022, represent approximately 4.99% of the total issued and outstanding shares of Common Stock of the Company in the aggregate (calculated on a fully-diluted basis) (the “Warrants”); WHEREAS, the Warrants are exercisable for five years from the date of each tranche of Common Stock becoming exercisable thereunder, subject to the limitations set forth in Section 2(a) of the Warrant, at an exercise price of $0.01 per share of Common Stock; and WHEREAS, in order to induce the Administrative Agent and the Lenders to enter into the Restructured Loan Agreement, the Company has agreed to provide to the Lenders registration rights for the resale of the Warrants and the underlying shares of Common Stock issuable upon the Lenders’ exercise of the Warrants as set forth in this Agreement; NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows: ARTICLE I DEFINITIONS The following terms, as used herein, have the following meanings: “Administrative Agent” has the meaning set forth in the preamble.

2 “Agreement” has the meaning set forth in the preamble. “Board of Directors” means the Board of Directors of the Company. “Commission” means the U.S. Securities and Exchange Commission. “Common Stock” has the meaning set forth in the recitals. “Company” has the meaning set forth in the preamble and includes the Company’s successors by merger, acquisition, reorganization or otherwise. “Credit Agreement” has the meaning set forth in the recitals. “Effectiveness Date” has the meaning set forth in Section 2.1. “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder. “Holder” means each Lender or any transferee or assignee of any Registrable Securities to whom such Lender (or any transferee or assignee of such Lender) assigns their rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 5.8. “Indemnified Party” has the meaning set forth in Section 4.3. “Indemnifying Party” has the meaning set forth in Section 4.3. “Inspectors” has the meaning set forth in Section 3.1(g). “Lenders” has the meaning set forth in the preamble. “Person” or “Persons” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or other entity or government or other agency or political subdivision thereof. “Purchase Agreement” has the meaning set forth in the recitals. “Registrable Securities” means (i) all Warrants issued to the Lenders under the Purchase Agreement and all shares of Common Stock issuable upon exercise of such Warrants and (ii) all capital stock of the Company or any successor entity issued with respect to any share described in item (i) hereof, whether by stock dividend, stock distribution, stock split or otherwise. As to any particular Registrable Securities, such securities shall only cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities has been declared effective by the Commission and such particular Registrable Securities have been disposed of under such registration statement, (b) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 are met; (c) such securities become eligible for sale pursuant to Rule 144 without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1), or (d) such Registrable Securities have ceased to be outstanding. “Registration Expenses” has the meaning set forth in Section 3.2. “Restructured Loan Agreement” has the meaning set forth in the recitals.

3 “Rule 144” means Rule 144 (or any successor rule of similar effect) promulgated under the Securities Act. “Rule 415” means Rule 415 (or any successor rule of similar effect) promulgated under the Securities Act. “Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder. “Shelf Registration Period” has the meaning set forth in Section 2.2. “Shelf Registration Statement” has the meaning set forth in Section 2.1. “Successor” has the meaning set forth in Section 5.9. “Trading Day” means a day on which the principal Trading Market is open for trading.  “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTCQB, OTCQX, Pink Open Market (or any successors to any of the foregoing). “Warrants” has the meaning set forth in the recitals. ARTICLE II REGISTRATION RIGHTS Section 2.1 Shelf Registration. Company shall (i) prepare and file with the Commission a registration statement on Form S-1 (or Form S-3, if available for use by the Company for the registration of the resale of the Warrants and Common Stock exercisable thereunder) with respect to all of the Registrable Securities (such registration statement, including any replacement registration statement, the “Shelf Registration Statement”) no later than thirty (30) days following the first day after the date of this Agreement that the Company shall have filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable, during the preceding twelve (12) months from the date of this Agreement, which Shelf Registration Statement (A) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith or be incorporated by reference therein and (B) shall be reasonably acceptable to the Administrative Agent and the Required Lenders, and (ii) use its commercially reasonable efforts (which shall include, (x) filing with the Commission a request for acceleration of the Shelf Registration Statement in accordance with Rule 461 promulgated by the Commission pursuant to the Securities Act within five calendar days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Shelf Registration Statement will not be “reviewed” or will not be subject to further review and/or (y) prior to the effective date of the Shelf Registration Statement, filing a pre-effective amendment and otherwise responding in writing to comments made by the Commission in respect of such Shelf Registration Statement within ten (10) calendar days after the receipt of comments by or notice from the Commission that such amendment is required in order for such Shelf Registration Statement to be declared effective) to facilitate the Shelf Registration Statement being declared effective by the Commission within sixty (60) days of filing or such earlier date as may be practicable (the “Effectiveness Date”); provided, however, that the Company’s obligations to include a Holder’s Registrable Securities in the Shelf Registration Statement are contingent upon such Holder furnishing in writing to the Company such information regarding such Holder, the securities of the Company held by such Holder and the intended

4 method of disposition of the Registrable Securities as are required to effect the registration of the resale of the Registrable Securities under the Securities Act and requested in writing by the Company, and such Holder shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations. The Shelf Registration Statement shall be on an appropriate form and shall provide for the resale of the Registrable Securities from time to time, including pursuant to Rule 415. Further, the Company shall use commercially reasonable efforts to convert the Shelf Registration Statement from Form S-1 to Form S-3 as soon as practicable after the Company becomes eligible to use such form to register resales of the Registrable Securities. Section 2.2 Shelf Registration Period. Subject to Section 2.3 hereof, the Company shall use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective for the period beginning on the Effectiveness Date and ending on date on which all of the Registrable Securities the resale of which has been registered under the Shelf Registration Statement cease to be Registrable Securities (the “Shelf Registration Period”). During the Shelf Registration Period, the Company shall (i) subject to Section 2.3 hereof, prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective for the Shelf Registration Period, and shall use commercially reasonable efforts to cause each such amendment to be declared effective by the Commission, if required, as soon as practicable after the filing thereof, (ii) prepare and file any amendments or supplements to the prospectus contained in the Shelf Registration Statement so that it remains available for use by the Administrative Agent, the Lenders and any transferee of Registrable Securities (following compliance with Section 5.8 hereof) to publicly sell Registrable Securities held by them, (iii) subject to Section 2.3 hereof, use commercially reasonable efforts to cause any related prospectus to be supplemented by any required supplement, and as so supplemented to be filed with the Commission pursuant to Rule 424 under the Securities Act (or any similar provisions then in force under the Securities Act), to the extent required, and (iv) comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended methods of disposition in market transactions as may be reasonably requested from time to time by the Administrative Agent and set forth in the Shelf Registration Statement as so amended or such prospectus as so supplemented. For the avoidance of doubt, the Holders shall not be entitled to use the Shelf Registration Statement for an underwritten offering of Registrable Securities and notwithstanding anything to the contrary in this Agreement, the Company shall not have any obligation to prepare any prospectus supplement, participate in any due diligence, execute any agreements or certificates or deliver legal opinions or obtain comfort letters in connection with any sales of the Registrable Securities under the Shelf Registration Statement. Section 2.3 Suspension. (a) Notwithstanding anything set forth herein, the Company may, upon written notice to each Holder, suspend the use, from time to time, of the prospectus that is part of the Shelf Registration Statement (and therefore suspend sales under the Shelf Registration Statement) if any of the following occurs: (i) the Company determines in good faith that: (a) the offer or sale of any of Registrable Securities under the Shelf Registration Statement would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving the Company or its subsidiaries, (b) the sale of the Registrable Securities under the Shelf Registration Statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law, and (c) (x) the Company has a bona fide business purpose for preserving the confidentiality of a proposed transaction, (y) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate the proposed transaction, or (z) the proposed transaction renders the Company unable

5 to comply with Commission requirements, in each case under circumstances that would make it impracticable or inadvisable to cause the Shelf Registration Statement (or such filings) to become effective or promptly amend or supplement the Shelf Registration Statement, as applicable; or (ii) the Company determines in good faith that the Company is required by law, rule or regulation, or that it is in the Company’s best interests, to supplement the Shelf Registration Statement or file a post-effective amendment to the Shelf Registration Statement in order to incorporate information into the Shelf Registration Statement for the purpose of: (a) including such information in the Shelf Registration Statement and prospectus required under Section 10(a)(3) of the Securities Act, (b) reflecting in the prospectus included in the Shelf Registration Statement any facts or events arising after the effective date of the Shelf Registration Statement (or of the most- recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth in the prospectus or (c) including in the prospectus included in the Shelf Registration Statement any material information with respect to the plan of distribution not disclosed in the Shelf Registration Statement or any material change to such information. Any such suspension under this Section 2.3 shall continue until the date upon which the Company notifies each Holder in writing that suspension of such rights for the grounds set forth in this Section 2.3 is no longer necessary and such Holder has received copies of any required amendment or supplement to the relevant prospectus (or such earlier date required by the provisions of paragraph (c) of this Section 2.3, if applicable). The Company agrees to give such notice as promptly as practicable following the date that such suspension of rights is no longer necessary. (b) Each Holder agrees by acquisition of the Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.3(a), such Holder will forthwith discontinue its disposition of Registrable Securities pursuant to the Shelf Registration Statement relating to such Registrable Securities until the expiration of the applicable suspension period as provided in Section 2.3(a). (c) The cumulative periods of suspension under Section 2.3 may not exceed an aggregate of ninety (90) days in any rolling twelve (12) month period, except as a result of a refusal by the Commission to declare any post-effective amendment to the Shelf Registration Statement effective after the Company has used commercially reasonable efforts to cause the post-effective amendment to be declared effective by the Commission, in which case, the Company must terminate the suspension period immediately following the effective date of the post-effective amendment. Section 2.4 Additional Registration Statements. Notwithstanding anything to the contrary contained in this Agreement, in the event the staff of the Commission (the “Staff”) or the Commission seeks to characterize any offering pursuant to a Shelf Registration Statement filed pursuant to this Agreement as constituting an offering of securities by, or on behalf of, the Company, or in any other manner, such that the Staff or the Commission do not permit such Registration Statement to become effective and used for resales in a manner that does not constitute such an offering and that permits the continuous resale at the market by the Holders participating therein (or as otherwise may be acceptable to the Administrative Agent) without being named therein as an “underwriter,” then the Company shall reduce the number of shares to be included in such Shelf Registration Statement by all Holders until such time as the Staff and the Commission shall so permit such Shelf Registration Statement to become effective as aforesaid. In making such reduction, the Company shall reduce the number of shares to be included by all Holders on a pro rata basis (based upon the number of Registrable Securities otherwise required to be included for each Holders) unless the inclusion of shares by a particular Holder or a particular set of Holders are resulting in the Staff or the Commission’s “by or on behalf of the Company” offering position, in which event the shares held by such Holder or set of Holders shall be the only shares subject to reduction (and if by a set of Holders on

6 a pro rata basis by such Holders or on such other basis as would result in the exclusion of the least number of shares by all such Holders). In addition, in the event that the Staff or the Commission requires any Holder seeking to sell securities under a Shelf Registration Statement filed pursuant to this Agreement to be specifically identified as an “underwriter” in order to permit such Shelf Registration Statement to become effective, and such Holder does not consent to being so named as an underwriter in such Registration Statement, then, in each such case, the Company shall reduce the total number of Registrable Securities to be registered on behalf of such Holder, until such time as the Staff or the Commission does not require such identification or until such Holder accepts such identification and the manner thereof. In the event of any reduction in Registrable Securities pursuant to this Section, an affected Holder shall have the right to require, upon delivery of a written request to the Company signed by such Holder, the Company to file a Shelf Registration Statement within twenty (20) days of such request (subject to any restrictions imposed by Rule 415 or required by the Staff or the Commission) for resale by such Holder in a manner acceptable to such Holder, and the Company shall following such request cause to be and keep effective such registration statement in the same manner as otherwise contemplated in this Agreement for registration statements hereunder, in each case until such time as: (i) all of the Securities the resale of which has been registered under such additional Shelf Registration Statement cease to be Securities or (ii) such Holder agrees to be named as an underwriter in any such Shelf Registration Statement in a manner acceptable to such Holder as to all Registrable Securities held by such Holder and that have not theretofore been included in a Shelf Registration Statement under this Agreement (it being understood that the special demand right under this sentence may be exercised by a Holder multiple times and with respect to limited amounts of Registrable Securities in order to permit the resale thereof by such Holder as contemplated above). ARTICLE III REGISTRATION PROCEDURES Section 3.1 Filings; Information. In connection with the registration of Registrable Securities pursuant to Article II: (a) The Company may require any Holder to promptly furnish in writing to the Company such information regarding such Holder, the plan of distribution of the Registrable Securities and other information as the Company may be legally required to disclose in connection with such registration. (b) The Company will, prior to filing any Shelf Registration Statement or any amendment or supplement thereto, furnish to the Administrative Agent and Lenders copies thereof and incorporate any comments reasonably proposed by the Administrative Agent and Lenders thereto received within five (5) days of the Company furnishing such copies, and thereafter furnish to the Administrative Agent such number of copies of the Shelf Registration Statement, amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in the Shelf Registration Statement (including each preliminary prospectus) as the Administrative Agent may reasonably request in order to facilitate the sale of the Registrable Securities by the Lenders. (c) After the filing of the Shelf Registration Statement, the Company will promptly notify the Administrative Agent and Lenders of any stop order issued or, to the Company’s knowledge, threatened to be issued by the Commission and use its commercially reasonable efforts to prevent the entry of such stop order or to remove it if entered. (d) In addition to the requirements imposed on the Company elsewhere herein, the Company will (i) qualify the Registrable Securities for offer and sale under such other securities or blue sky laws of such jurisdictions in the United States as the Administrative Agent and Lenders may reasonably request, (ii) keep each such registration or qualification (or exemption therefrom) effective during the Shelf Registration Period and (iii) do any and all other acts and things which may be necessary or advisable to

7 enable any Holder to consummate the disposition of the Registrable Securities owned by such Holder in such jurisdictions; provided that the Company will not be required to (a) qualify to generally do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.1(d), (b) subject itself to taxation in any such jurisdiction, or (c) consent to general service of process in any such jurisdiction. (e) The Company will as promptly as is practicable notify each Holder, at any time when a prospectus relating to the sale of the Registrable Securities is required by law to be delivered in connection with sales by an underwriter or dealer, of the occurrence of any event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and promptly make available to each Holder any such supplement or amendment. Upon receipt of any notice of the occurrence of any event of the kind described in the preceding sentence, each Holder will forthwith discontinue the offer and sale of Registrable Securities pursuant to the Shelf Registration Statement until receipt by such Holder of the copies of such supplemented or amended prospectus and, if so directed by the Company, such Holder shall deliver to the Company all copies, other than permanent file copies then in the possession of such Holder, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. Furthermore, in the event the Company shall give such notice, the Company shall, as promptly as is practical, subject to the suspension rights under Section 2.3, if applicable, prepare a supplement or post- effective amendment to the Shelf Registration Statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. (f) [Reserved.] (g) [Reserved.] (h) The Company shall cause the Common Stock included in any Shelf Registration Statement to be listed on each securities exchange on which securities issued by the Company are then listed, if the Registrable Securities so qualify. (i) The Company shall, during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Section 13(a) of the Exchange Act. . (j) Additional Information. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as may be required to effect the registration of the resale of the Registrable Securities under the Securities Act, as the same may be requested in writing by the Company, as a condition to such seller’s participation in such registration. Section 3.2 Registration Expenses. In connection with any registration effected hereunder, the Company shall pay all expenses incurred in connection with such registration (the “Registration Expenses”), including without limitation: (a) registration and filing fees with the Commission, (b) all fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (c) printing expenses, messenger

8 and delivery expenses, (d) fees and expenses incurred in connection with the listing or quotation of the Registrable Securities Shares, (e) fees and expenses of counsel to the Company and the fees and expenses of independent certified public accountants for the Company, (f) the fees and expenses of any additional experts retained by the Company in connection with such registration, and (g) the fees and expenses of other Persons retained by the Company, whether or not any registration statement becomes effective; provided that in no event shall Registration Expenses include any underwriting discounts or commissions or transfer taxes. ARTICLE IV INDEMNIFICATION AND CONTRIBUTION Section 4.1 Indemnification By the Company. The Company agrees to indemnify, defend and hold harmless each Holder and each Person, if any, that controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities, costs and expenses (including reasonable attorneys’ fees) caused by, arising out of, resulting from or related to any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in the Shelf Registration Statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, including all documents attached thereto or incorporated by reference therein, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by or based upon any information furnished in writing to the Company by or on behalf of such Holder or by such Holder’s failure to deliver a copy of the Shelf Registration Statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder with copies of the same; provided, however, that the Company shall have no obligation to indemnify any Holder under this sentence to the extent any such losses, claims, damages or liabilities have been finally and non-appealably determined by a court of competent jurisdiction to have resulted from such Holder’s willful misconduct or gross negligence or an intentional act or omission in violation of applicable laws. Section 4.2 Indemnification By Holders. Each Holder, severally and not jointly, agrees to indemnify, defend and hold harmless the Company, its officers, directors and stockholders, and each Person, if any, that controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities, costs and expenses (including reasonable attorneys’ fees) caused by, arising out of, resulting from or related to any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in the Shelf Registration Statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, including all documents attached thereto or incorporated by reference therein, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information furnished in writing by or on behalf of such Holder specifically for use in the Shelf Registration Statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto or any preliminary prospectus; provided, that the obligation to indemnify of each Holder hereunder shall not exceed an amount equal to the net proceeds (after underwriting fees, commissions or discounts) actually received by such Holder from the sale of Registrable Securities pursuant to such Shelf Registration Statement. Section 4.3 Conduct of Indemnification Proceedings. In case any proceeding (including any investigation by any court, governmental, regulatory or administrative agency or commission or other governmental authority or instrumentality, domestic (federal, state or municipal) or foreign governmental

9 entity) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 4.1 or Section 4.2, such Person (the “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing and the Indemnifying Party shall retain counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded or joined parties) include both the Indemnified Party and the Indemnifying Party and, in the written opinion of counsel for the Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case any such separate firm for the Indemnified Parties exists, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if a final judgment is entered for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Section 4.4 Contribution. (a) If the indemnification provided for in this Article IV is by operation of law unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities in respect of which indemnity is to be provided hereunder, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall to the fullest extent permitted by law, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of such party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations; provided that the maximum amount of liability in respect of such contribution will be limited, in the case of each seller of Registrable Securities, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the Company and a Holder shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. (b) The Company and each Holder agrees that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

10 ARTICLE V MISCELLANEOUS Section 5.1 Rule 144. The Company shall file any and all reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the Administrative Agent may reasonably request to the extent required from time to time to enable it to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Section 5.2 Amendments, Waivers. This Agreement may not be amended, waived or otherwise modified or terminated except by an instrument in writing signed by the Company, Administrative Agent and Holders of a majority of the Common Stock underlying the Warrants (whether outstanding or underlying unexercised Warrants). Section 5.3 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via email in “.pdf” form with any electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., DocuSign), or via other transmission method. Section 5.4 Entire Agreement. This Agreement (including the exhibits, schedules, annexes and appendices hereto) constitutes the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof. Section 5.5 Articles, Sections. Unless the context indicates otherwise, references to Articles, Sections and paragraphs shall refer to the corresponding articles, sections and paragraphs in this Agreement. Section 5.6 Governing Law. All questions concerning the construction, validity and interpretation of this Purchase Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any choice of law or other conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Section 5.7 Assignment of Registration Rights. All or any portion of the rights under this Agreement shall be assignable by any of the Lenders to any transferee or assignee (as the case may be) of all or any portion of any of such Lender’s Registrable Securities if: (i) such Lender agrees in writing with such transferee or assignee (as the case may be) to assign all or any portion of such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such transfer or assignment (as the case may be); (ii) the Company is, within a reasonable time after such transfer or assignment (as the case may be), furnished with written notice of (a) the name and address of such transferee or assignee (as the case may be), and (b) the securities with respect to which such registration rights are being transferred or assigned (as the case may be); (iii) immediately following such transfer or assignment (as the case may be) the further disposition of such securities by such transferee or assignee (as the case may be) is restricted under the Securities Act or applicable state securities laws if so required; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence such transferee or assignee (as the case may be) enters into a joinder agreement with the Company to become a party to this Agreement and be bound by all of

11 the provisions contained herein; and (v) such transfer or assignment (as the case may be) shall have been conducted in accordance with all applicable federal and state securities laws and if the Company so requests, the Lender delivers an opinion of counsel to the Company to that effect at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence. Section 5.8 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the Company and any successor organization that shall succeed to substantially all of the business and property of the Company, whether by merger, consolidation, acquisition of all or substantially all of the assets of the Company or otherwise, including by operation of law (each, a “Successor”). The Company hereby covenants and agrees that it shall cause any Successor to adopt and assume this Agreement. If a parent entity of the Company or its Successor becomes the issuer of the Registrable Securities, then the Company or such Successor shall cause such parent entity to adopt and assume this Agreement to the same extent as if the parent entity were the Company or such Successor. Section 5.9 Notices. Any notice required or permitted to be given by this Agreement shall be in writing and in English and shall be: (a) delivered by hand or by overnight courier with tracking capabilities; or (b) mailed postage prepaid by first class, registered, or certified mail, in each case, addressed as set forth below unless changed by notice so given. Address for notices to the Administrative Agent and Lenders: Wells Fargo Bank, National Association 1525 West W.T. Harris Blvd. Charlotte, North Carolina 28262 Attention: Agency Services with a copy to (which copy shall not constitute notice hereunder): McGuireWoods LLP 201 N. Tryon Street, Suite 3000 Charlotte, NC 28202 Attention: Trey Rayburn, Esq. Address for notices to Company: Tupperware Brands Corporation 14901 South Orange Blossom Trail Orlando, Florida 32837 Attention: Karen Sheehan with a copy to (which copy shall not constitute notice hereunder): Kirkland & Ellis LLP 601 Lexington Avenue New York, NY 10022 Attention: Sophia Hudson, P.C. Section 5.10 Confidentiality. Each Holder agrees to treat as confidential the receipt of any notice hereunder (including a suspension notice delivered pursuant to Section 2.3(a)) and the information contained therein, and not to disclose or use the information contained in any such notice (or the existence thereof) without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally (other than as a result of disclosure by such Holder in breach of the terms of this Agreement).

12 Section 5.11 Headings. The headings contained in this Agreement are for convenience of reference only and are not part of the substance of this Agreement. Section 5.12 Submission to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of New York in each case located in the city of New York and County of New York, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by certified or registered mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Section 5.13 Waiver of Jury Trial. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. Section 5.14 Assistance with Transfers. In connection with any sale or transfer of Registrable Securities by any Holder, including any sale or transfer pursuant to Rule 144 and other rules and regulations of the SEC that may at any time permit a Holder of Registrable Securities to sell securities of the Company to the public without registration under the Securities Act, the Company shall, to the extent allowed by law, take any and all action reasonably requested by such Holder in order to permit or facilitate such sale or transfer, including, without limitation, at the sole expense of the Company, by (i) issuing such directions to any transfer agent, registrar or depositary, as applicable, (ii) delivering such opinions to the transfer agent, registrar or depositary as are customary for transactions of this type and are reasonably requested, and (iii) taking or causing to be taken such other actions as are reasonably necessary (in each case on a timely basis) in order to cause any legends, notations or similar designations restricting transferability of the Registrable Securities held by such Holder to be removed; provided, however, that if reasonably requested by the Company such Holder shall deliver to the Company, in form and substance reasonably satisfactory to the Company, representation letters regarding such Holder’s compliance with such rules and regulations, as may be applicable. In addition, the Company, at its sole expense, shall use best efforts to remove any restrictive legend on any Registrable Securities, as applicable, upon request by the Holder if (A) such Registrable Securities are sold pursuant to an effective registration statement or (B) a registration statement covering the resale of such Registrable Securities is effective under the Securities Act and the applicable Holder delivers to the Company a representation letter agreeing that such Registrable Securities will be sold under such effective registration statement. [SIGNATURE PAGES FOLLOW]

Tupperware Brands Corporation Registration Rights Agreement Signature Page IN WITNESS WHEREOF, the Company has caused this Registration Rights Agreement to be signed by its duly authorized officer as of the date first written above. TUPPERWARE BRANDS CORPORATION By: /s/ Karen M. Sheehan Name: Karen M. Sheehan Title: Executive Vice President, Chief Legal Officer and Secretary

Tupperware Brands Corporation Registration Rights Agreement Signature Page WELLS FARGO BANK, NATIONAL ASSOCIATION By: /s/ Constantin E. Chepurny __________________ Name: Constantin E. Chepurny Title: EVP

Tupperware Brands Corporation Registration Rights Agreement Signature Page Dearborn Street Holdings, LLC – Series 42 By: /s/ Suzy Rose _____________________________ Name: Suzy Rose Title: Managing Director Address for Notice: Dearborn Street Holdings LLC % BMO Harris Bank Attn: Kimberly Ptak – 111/4E 111 West Monroe Street Chicago, IL 60603

Tupperware Brands Corporation Registration Rights Agreement Signature Page TRUIST BANK By: /s/ Amanda Parks __________________________ Name: Amanda Parks Title: SVP

Tupperware Brands Corporation Registration Rights Agreement Signature Page HSBC BANK USA, NATIONAL ASSOCIATION By: /s/ John G. Tierney _________________________ Name: John G. Tierney Title: Senior Vice President

Tupperware Brands Corporation Registration Rights Agreement Signature Page KEYBANK NATIONAL ASSOCIATION By: /s/ Peter Szafran ___________________________ Name: Peter Szafran Title: Senior Vice President Address for Notice: 127 Public Square Cleveland, OH 4414

Tupperware Brands Corporation Registration Rights Agreement Signature Page U.S. BANK NATIONAL ASSOCIATION By: /s/ Mark Hattling __________________________ Name: Mark Hattling Title: Vice President Address for Notice: U.S. Bank, N.A. Attention: Mark Hattling 800 Nicollet Mall BC-MN-H22A Minneapolis, MN 55402-7020

Tupperware Brands Corporation Registration Rights Agreement Signature Page TD BANK, N.A. By: /s/ Benjamin Jenkins, III ____________________ Name: Benjamin Jenkins, III Title: V.P., Commercial Workout Officer Address for Notice: TD Bank, N.A. 75 Port City Landing, Suite 210 Mt. Pleasant, SC 29464

Tupperware Brands Corporation Registration Rights Agreement Signature Page ASSOCIATED BANK, N.A. By: /s/ Michael Stevens ________________________ Name: Michael Stevens Title: Senior Vice President Address for Notice: Associated Bank, N.A. Attn: Commercial Loan Doc Review MS 7077 200 N. Adams St. Green Bay, WI 54301

Tupperware Brands Corporation Registration Rights Agreement Signature Page SYNOVUS BANK By: /s/ Katie Schear ___________________________ Name: Katie Schear Title: Special Assets Officer, Sr.

Tupperware Brands Corporation Registration Rights Agreement Signature Page FIFTH THIRD BANK, NATIONAL ASSOCIATION By: /s/ Terick R Hinze _________________________ Name: Terick R Hinze Title: Vice President Address for Notice: Fifth Third Bank, National Association Attention: Wendi Merritt 8100 Burlington Pike 2nd Floor, MD 625011 Florence, KY 41042